Exhibit 99.1**


  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Mitchell Cannold, President and Chief Executive Officer of MaxWorldwide, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.


March 8, 2003                                      By: /s/ Mitchell Cannold
                                                   Mitchell Cannold
                                                   President and Chief Executive
                                                   Officer



        I, William H. Mitchell, Chief Financial Officer of MaxWorldwide, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.

March 8, 2003                                      By: /s/ William H. Mitchell
                                                   William H. Mitchell
                                                   Chief Financial Officer